Exhibit (g)(iv) under Form N-1A
                                            Exhibit 10 under Item 601/Reg. S-K





                        FOREIGN CUSTODY MANAGER AGREEMENT


      AGREEMENT made as of December 21, 2005 among The Huntington Funds and Huntington VA Funds, each a trust established under the laws of the Commonwealth of Massachusetts (the "Trusts"), and The Bank of New York ("BNY").


                              W I T N E S S E T H:

      WHEREAS, the Trusts desire to appoint BNY as a Foreign Custody Manager of those portfolios listed on Exhibit A hereto (as it may be amended from time to time) (the "Portfolios") on the terms and conditions contained herein;

      WHEREAS, BNY desires to serve as a Foreign Custody Manager of the Portfolios and perform the duties set forth herein on the terms and conditions contained herein;

      NOW THEREFORE, in consideration of the mutual promises hereinafter contained in this Agreement, the Trusts and BNY hereby agree as follows:



ARTICLE I.
                                   DEFINITIONS

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

1. "Board" shall mean the board of directors or board of trustees, as the case may be, of the Trusts.

2. "Eligible Foreign Custodian" shall have the meaning provided in the Rule.

3. "Monitoring System" shall mean a system established by BNY to fulfill the Responsibilities specified in clauses (d) and (e) of Section 1 of Article III of this Agreement.

4. "Responsibilities" shall mean the responsibilities delegated to BNY under the Rule as a Foreign Custody Manager with respect to each Specified Country and each Eligible Foreign Custodian selected by BNY, as such responsibilities are more fully described in Article III of this Agreement.

5. "Rule" shall mean Rule 17f-5 under the Investment Company Act of 1940, as it may be amended from time to time.

6. "Specified Country" shall mean each country listed on Schedule I attached hereto and each country, other than the United States, constituting the primary market for a security with respect to which the Trusts have given settlement instructions to The Bank of New York as sub-custodian (the "Custodian") under The Huntington National Bank's Foreign Custody Agreement with BNY on behalf of the Trusts.

ARTICLE II.
                        BNY AS A FOREIGN CUSTODY MANAGER

1. Each Trust, on behalf of its Board, hereby delegates to BNY, subject to Section (b) of the Rule, the Responsibilities with respect to the foreign assets of the Portfolio.

2. BNY accepts the Board's delegation of the Responsibilities and agrees in performing the Responsibilities as a Foreign Custody Manager to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of the Trusts' assets would exercise.

3. BNY shall provide to the Board at such times as the Board deems reasonable and appropriate based on the circumstances of the Portfolios' foreign custody arrangements, but in any event no less than quarterly, written reports notifying the Board of the placement of assets of the Portfolios with a particular Eligible Foreign Custodian within a Specified Country and of any material change in the arrangements (including the contract governing such arrangements) with respect to assets of the Portfolios with any such Eligible Foreign Custodian.

ARTICLE III.
                                RESPONSIBILITIES

1. Subject to the provisions of this Agreement, BNY shall with respect to each Specified Country select an Eligible Foreign Custodian. In connection therewith, BNY shall: (a) determine that assets of the Portfolios held by such Eligible Foreign Custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market in which such Eligible Foreign Custodian operates, after considering all factors relevant to the safekeeping of such assets, including, without limitation, those contained in paragraph (c)(1) of the Rule; (b) determine that the Trusts' foreign custody arrangements with each Eligible Foreign Custodian are governed by a written contract with the Custodian which will provide reasonable care for the Portfolios' assets based on the standards specified in paragraph (c)(1) of the Rule; (c) determine that each contract with an Eligible Foreign Custodian shall include the provisions specified in paragraph (c)(2)(i)(A) through (F) of the Rule or, alternatively, in lieu of any or all of such (c)(2)(i)(A) through (F) provisions, such other provisions as BNY determines will provide, in their entirety, the same or a greater level of care and protection for the assets of the Portfolios as such specified provisions; (d) monitor pursuant to the Monitoring System the appropriateness of maintaining the assets of the Portfolios with a particular Eligible Foreign Custodian pursuant to paragraph (c)(1) of the Rule and the performance of the contract governing such arrangement; and (e) advise the Trusts whenever BNY determines under the Monitoring System that an arrangement (including, any material change in the contract governing such arrangement) described in preceding clause (d) no longer meets the requirements of the Rule.

2. For purposes of preceding Section 1 of this Article, BNY's determination of appropriateness shall not include, nor be deemed to include, any evaluation of Country Risks associated with investment in a particular country. For purposes hereof, "Country Risks" shall mean systemic risks of holding assets in a particular country including but not limited to (a) an Eligible Foreign Custodian's use of any depositories that act as or operate a system or a transnational system for the central handling of securities or any equivalent book-entries; (b) such country's financial infrastructure; (c) such country's prevailing custody and settlement practices; (d) nationalization, expropriation or other governmental actions; (e) regulation of the banking or securities industry; (f) currency controls, restrictions, devaluations or fluctuations; and
(g) market conditions which affect the orderly execution of securities transactions or affect the value of securities.

ARTICLE IV.
                                 REPRESENTATIONS

1. Each Trust hereby represents that: (a) this Agreement has been duly authorized, executed and delivered by the Trust, constitutes a valid and legally binding obligation of the Trust enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on the Trust prohibits the Trust's execution or performance of this Agreement; (b) this Agreement has been approved and ratified by the Board at a meeting duly called and at which a quorum was at all times present, and (c) the Board, or at its delegation, the Portfolios' investment advisor, has considered the Country Risks associated with investment in each Specified Country and will have considered such risks prior to any settlement instructions being given to the Custodian with respect to any other country.

2. BNY hereby represents that: (a) BNY is a U. S. Bank as defined in the Rule and is duly organized and existing under the laws of the State of New York, with full power to carry on its businesses as now conducted, and to enter into this Agreement and to perform its obligations hereunder; (b) this Agreement has been duly authorized, executed and delivered by BNY, constitutes a valid and legally binding obligation of BNY enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on BNY prohibits BNY's execution or performance of this Agreement; and (c) BNY has established the Monitoring System.

ARTICLE V.
                                 CONCERNING BNY

1. BNY shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, the Trusts except to the extent the same arises out of BNY's failure to exercise the care, prudence and diligence required by Section 2 of
Article II hereof. In no event shall BNY be liable to the Trusts, the Board, or any third party for special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement.

2. The Trusts shall indemnify BNY and hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, BNY by reason or as a result of any action or inaction, arising out of BNY's performance hereunder, provided that the Trusts shall not indemnify BNY to the extent any such costs, expenses, damages, liabilities or claims arises out of BNY's failure to exercise the reasonable care, prudence and diligence required by Section 2 of
Article II hereof.

3. The Trusts agree to reimburse BNY for reasonable out-of-pocket expenses it incurs in connection with its performance of services hereunder.

4. BNY shall have only such duties as are expressly set forth herein. In no event shall BNY be liable for any Country Risks associated with investments in a particular country.

ARTICLE VI.
                                  MISCELLANEOUS

1. This Agreement constitutes the entire agreement between the Trusts and BNY as a foreign custody manager, and no provision in the Foreign Custody Agreement between the Trusts and the Custodian shall affect the duties and obligations of BNY hereunder, nor shall any provision in this Agreement affect the duties or obligations of the Custodian under the Foreign Custody Agreement.

2. Any notice, instruction or other instrument required to be given hereunder may be delivered in person to the offices of the parties as set forth herein during normal business hours or delivered prepaid registered mail or by telex, cable or telecopy to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

To a Trust:       [Trust Name]
                  c/o The Huntington National Bank
                  7 Easton Oval
                  Columbus, OH  43219
                  Attention:  Rick  Shea  -  Senior  Vice   President,   Trust
Operations
                  Telephone:
                  Telecopy:

With a copy to:   Victor R. Siclari, Secretary of the Trusts
                  c/o Reed Smith LLP
                  Federated Investors Tower
                  1001 Liberty Avenue, 12th Floor
                  Pittsburgh, PA  15222-3779
                  Telephone:  (412) 288-1432
                  Telecopy:   (412) 288-3063

To the Custodian: The Bank of New York
                  100 Church Street, 10th Floor
                  New York, NY  10286
                  Attention:
                  Telephone:
                  Telecopy:

Such notice, instruction or other instrument shall be deemed to have been sufficiently given to a party if received by that party at its address or telecopy number as set forth above, or at such other address or telecopy number as such party may designate from time to time to the other parties in writing.

3. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by all parties. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided however, that this Agreement shall not be assignable by any party without the written consent of the other parties.

4. This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. The Trusts and BNY hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Trusts hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection they may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Trusts and BNY hereby irrevocably waive any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

5. The parties hereto agree that in performing hereunder, BNY is acting solely on behalf of the Trusts and no contractual or service relationship shall be deemed to be established hereby between BNY and any other person by reason of this Agreement.

6. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

7. This Agreement shall terminate simultaneously with the termination of the Foreign Custody Agreement between the Trusts and the Custodian, and may otherwise be terminated by either party giving to the other party a notice in writing specifying the date of such termination, which shall be not less than thirty (30) days after the date of such notice.

8. The terms of this Agreement shall govern the relationship between the parties from July 31, 2002 until this Agreement is terminated, as if this Agreement were entered into on July 31, 2002.

9. A copy of the Declaration of Trust of each Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that each such instrument is executed on behalf of the Board of Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Trusts; provided, however, that each Declaration of Trust provides that the assets of a particular series of the Trusts shall under no circumstances be charged with liabilities attributable to any other series of the Trusts and that all persons extending credit to, or contracting with or having any claim against a particular series of the Trusts shall look only to the assets of that particular series for payment of such credit, contract or claim.

      IN WITNESS WHEREOF, the Trusts and BNY have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the date first above written.



                                    THE HUNTINGTON FUNDS




                                    By:  /s/ George M. Polatas
                                       ---------------------------

                                    Title:  Vice President

                                    Tax Identification No.:



                                    HUNTINGTON VA FUNDS




                                    By:  /s/ George M. Polatas
                                       ---------------------------

                                    Title:  Vice President

                                    Tax Identification No.:





                                    THE BANK OF NEW YORK




                                    By:  /s/ Joseph Santangelo

                                    Title:  Vice President

                                    EXHIBIT A



                                   Portfolios
                            as of _____________, 2005



Huntington Situs Small Cap Fund, a portfolio of The Huntington Funds

Huntington VA Situs Small Cap Fund, a portfolio of the Huntington VA Funds

                                   SCHEDULE I

                               Specified Countries



                 See attached Global Custody Network Document

SECURITIES
SERVICING           CUSTODY SERVICES          Global Network Management
                                              New York
                                              September 30, 2005

Global Custody Network

The Bank of New York's network of subcustodians extends to 101 markets worldwide. We continually review our network to ensure that it reflects the changing global investment decisions of our clients. Our dedicated, regional network management team monitors local economic, political, regulatory and industry-related events and keeps clients apprised of changes in the investment climate of each market through NetInfo(R), our daily news service.

Banks are selected for the network based on a variety of criteria, such as compliance with worldwide regulatory requirements, competitive pricing, general market reputation, SWIFT message capabilities, securities lending support, credit ratings, overall banking relationship with The Bank of New York, and ability to consistently meet our clients' needs. Each bank must meet a set of stringent performance standards prior to selection, which are reexamined during quarterly reviews and frequent on-site visits, ensuring that our clients are uniformly provided with the best subcustodian in each market.

Our list of subcustodians is as follows:

------------------------------------
Country/Market Subcustodian(s)
------------------------------------
------------------------------------
Argentina      Citibank, N.A.
------------------------------------
------------------------------------
Australia      National Australia
               Bank Ltd
------------------------------------
------------------------------------
Austria        Bank Austria
               Creditanstalt A.G.
------------------------------------
------------------------------------
Bahrain        HSBC Bank Middle
               East
------------------------------------
------------------------------------
Bangladesh     HSBC
------------------------------------
------------------------------------
Belgium        ING Belgium SA/NV
------------------------------------
------------------------------------
Benin          Societe Generale de
               Banques en Cote
               d'Ivoire
------------------------------------
------------------------------------
Bermuda        Butterfield Trust
               Bermuda Limited
------------------------------------
------------------------------------
Botswana       Barclays Bank of
               Botswana Ltd.
------------------------------------
------------------------------------
Brazil         Citibank N.A
------------------------------------
------------------------------------
Country/Market Subcustodian(s)
------------------------------------
------------------------------------
Bulgaria       ING Bank N.V.
------------------------------------
------------------------------------
Burkina Faso   Societe Generale de
               Banques en Cote
               d'Ivoire
------------------------------------
------------------------------------
Canada         Royal Bank of Canada
------------------------------------
------------------------------------
Cayman Islands The Bank of New York
------------------------------------
------------------------------------
Channel        The Bank of New York
Islands
------------------------------------
------------------------------------
Chile          Citibank N.A.
------------------------------------
------------------------------------
China Shanghai HSBC
------------------------------------
------------------------------------
China Shenzhen HSBC
------------------------------------
------------------------------------
Colombia       Cititrust Colombia
               S.A.
------------------------------------
------------------------------------
Costa Rica     Banco BCT
------------------------------------
------------------------------------
Croatia        Privredna banka
               Zegreb d.d.
------------------------------------
------------------------------------
Cyprus         Bank of Cyprus
               Public Company Ltd.
------------------------------------
------------------------------------
Czech Republic ING Bank N.V. Prague
------------------------------------
------------------------------------
Denmark        Danske Bank
------------------------------------
------------------------------------
Ecuador        Banco de la
               Produccion S.A.
------------------------------------
------------------------------------
Egypt          Citibank,N.A.
------------------------------------
------------------------------------
Estonia        Hansabank Limited
------------------------------------
------------------------------------
Euromarket     Clearstream Banking
               Luxembourg
------------------------------------
------------------------------------
Euromarket     Euroclear Bank
------------------------------------
------------------------------------
Finland        Nordea Bank Finland
               plc
------------------------------------
------------------------------------
France         BNP Paribas
               Securities
               Services/Credit
               Agricole Investor
               Services Bank
------------------------------------
------------------------------------
Germany        BHF-BANK AG
------------------------------------
------------------------------------
Ghana          Societe Generale de
               Banques en Cote
               d'Ivoire
------------------------------------
------------------------------------
Greece         BNP Paribas
               Securities Services
------------------------------------
------------------------------------
Guinea Bissau  Societe Generale de
               Banques en Cote
               d'Ivoire
------------------------------------
------------------------------------
Hong Kong      HSBC
------------------------------------
------------------------------------
Hungary        HVB Bank Hungary
               Rt./
               ING Bank (Hungary)
               Rt.
------------------------------------
------------------------------------
Iceland        Landsbani Islands
------------------------------------
------------------------------------
India          HSBC
------------------------------------
------------------------------------
Indonesia      HSBC
------------------------------------
------------------------------------
Ireland        The Bank of New York
------------------------------------
------------------------------------
Israel         Bank Leimi
               LE-Israel B.M.
------------------------------------
------------------------------------
Italy          Banca Intesa
------------------------------------
------------------------------------
Ivory Coast    Societe Generale de
               Banques en Cote
               d'Ivoire
------------------------------------
------------------------------------
Country/Market Subcustodian(s)
------------------------------------
------------------------------------
Jamaica        FirstCaribbean
               International
               Securities Limited
------------------------------------
------------------------------------
Japan          The Bank of
               Tokyo-Mitsubishi
               Ltd/Mizuho
               Corporate Bank, Ltd.
------------------------------------
------------------------------------
Jordan         HSBC Bank Middle
               East
------------------------------------
------------------------------------
Kazakhstan     HSBC
------------------------------------
------------------------------------
Kenya          Barclays Bank of
               Kenya Ltd
------------------------------------
------------------------------------
Latvia         Hansabanka Limited
------------------------------------
------------------------------------
Lebanon        HSBC Bank Middle
               East
------------------------------------
------------------------------------
Lithuania      Vilniaus Bankas
------------------------------------
------------------------------------
Luxembourg     Banque et Caisse
               e'Epargne de l'Etat
------------------------------------
------------------------------------
Malaysia       HongKong Bank
               Malaysia Berhad
------------------------------------
------------------------------------
Mali           Societe Generale de
               Banques en Cote
               d'Ivoire
------------------------------------
------------------------------------
Malta          HSBC Bank Malta
               p.l.c.
------------------------------------
------------------------------------
Mauritius      HSBC
------------------------------------
------------------------------------
Mexico         Banco Nacional de
               Mexico
------------------------------------
------------------------------------
Morocco        Attijariwafa Bank
------------------------------------
------------------------------------
Namibia        Standard Bank
               Namibia Ltd
------------------------------------
------------------------------------
Netherlands    ING Bank
------------------------------------
------------------------------------
New Zealand    National Australia
               Bank
------------------------------------
------------------------------------
Niger          Societe Generale de
               Banques en Cote
               d'Ivoire
------------------------------------
------------------------------------
Nigeria        Stanbic Bank Nigeria
------------------------------------
------------------------------------
Norway         DnB NOR Bank ASA
------------------------------------
------------------------------------
Oman           HSBC Bank Middle
               East
------------------------------------
------------------------------------
Pakistan       Standard Chartered
               Bank
------------------------------------
------------------------------------
Palestinian    HSBC Bank Middle
Autonomous     East
Area
------------------------------------
------------------------------------
Peru           Citibank de Peru
------------------------------------
------------------------------------
Philippines    HSBC
------------------------------------
------------------------------------
Poland         ING Bank Slaski
------------------------------------
------------------------------------
Portugal       Banco Comercial
               Portugues
------------------------------------
------------------------------------
Qatar          HSBC Bank Middle
               East
------------------------------------
------------------------------------
Romania        ING Bank Bucharest
------------------------------------
------------------------------------
Russia         Vnestorgbank (Min
               Fin Bonds only)/ING
               Bank (Eurasia)
------------------------------------
------------------------------------
Senegal        Societe Generale de
               Banques en Cote
               d'Ivoire
------------------------------------
------------------------------------
Singapore      United Overseas
               Bank Limited/DBS
               Bank Ltd.
------------------------------------
------------------------------------
Slovak         Ceskoslovenska
Republic       Obchodni Banka,
               a.s./ING Bank N.V.,
               pobocka zahranicnej
               banky
------------------------------------

------------------------------------
Country/Market Subcustodian(s)
------------------------------------
------------------------------------
Slovenia       Bank Austria
               Creditanstalt d.d.
               Ljubljana
------------------------------------
------------------------------------
South Africa   Standard Bank of
               South Africa Limited
------------------------------------
------------------------------------
South Korea    HSBC
------------------------------------
------------------------------------
Spain          Banco Bilbao
               Vizcaya Argentaria
               S.A./Santander
               Investment
               Services, S.A.
------------------------------------
------------------------------------
Sri Lanka      HSBC
------------------------------------
------------------------------------
Swaziland      Standard Bank
               Swaziland Limited
------------------------------------
------------------------------------
Sweden         Skandinaviska
               Enskilda Banken
------------------------------------
------------------------------------
Switzerland    Credit Suisse,
               Zurich
------------------------------------
------------------------------------
Taiwan         HSBC
------------------------------------
------------------------------------
Thailand       HSBC/Bangkok Bank
               Public Company
               Limited
------------------------------------
------------------------------------
Togo           Societe Generale de
               Banques en Cote
               d'Ivoire
------------------------------------
------------------------------------
Trinidad &     Republic Bank
Tobago         Limited
------------------------------------
------------------------------------
Tunisia        Banque
               Internationale
               Arabe de Tunisie
------------------------------------
------------------------------------
Turkey         Turkye Garante
               Bankasi A.S.
------------------------------------
------------------------------------
Ukraine        ING Bank Ukraine
------------------------------------
------------------------------------
United Arab    HSBC Bank Middle
Emirates       East
------------------------------------
------------------------------------
United Kingdom The Bank of New
               York/ JPMorgan
               Chase Bank NA
               (Depository and
               Clearing Centre)
------------------------------------
------------------------------------
United States  The Bank of New York
------------------------------------
------------------------------------
Uruguay        BankBoston, N.A.
------------------------------------
------------------------------------
Venezuela      Citibank, N.A.
------------------------------------
------------------------------------
Vietnam        HSBC
------------------------------------
------------------------------------
Zambia         Barclays Bank of
               Zambia Ltd.
------------------------------------
------------------------------------
Zambabwe       Barclays Bank of
               Zimbabwe Ltd.
------------------------------------

For more information about our sub-custodian network, please contact:

New York
Timothy Faselt, Managing Director
Global Network Management at 1 718 315 2020

Boakye Agyarko, Regional Manager
Americas, at 1 718 315 2017

Singapore
Karen Quek, Regional Manager
Asia/Pacific, at 656 432 0232

Brussels
Beatriz Molina, Regional Manager, Europe,
Middle East and Africa, at 32 2 545 4282